UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2010

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)
1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On June 8, 2010, the Registrant completed a term securitization through its newly-formed and fully consolidated special purpose finance subsidiary, Silverleaf Finance VII, LLC (“SF-VII”), a Delaware limited liability company.  SF-VII was formed for the purpose of issuing approximately $151.5 million of its Timeshare Loan-Backed Notes Series 2010-A (“Series 2010-A Notes”) in a private offering and sale to institutional purchasers through UBS Securities LLC and BB&T Capital Markets.  The Series 2010-A Notes were issued pursuant to an indenture (“Indenture”) by and among the Registrant, as servicer of the timeshare loans, SF-VII, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, custodian, backup servicer, and account intermediary.  The Series 2010-A Notes were issued in three classes with a blended coupon rate of 7.366%.  The issuance of the Series 2010-A Notes by SF-VII was completed in reliance upon the exemption from registration under the Securities Act of 1933, as amended, afforded by Rule 144A and Regulation S.

The Series 2010-A Notes are currently secured by approximately $182.3 million in timeshare loans sold to SF-VII by the Registrant and one of the Registrant’s other fully consolidated special purpose finance subsidiaries, Silverleaf Finance IV, LLC (“SF-IV”).  The timeshare loans sold to SF-VII were previously pledged as collateral by the Registrant and SF-IV under revolving credit facilities with senior lenders.  The cash proceeds from the sale of the timeshare loans to SF-VII have been primarily used by the Registrant and SF-VII to repay approximately $142.1 million in consolidated indebtedness to senior lenders.  All timeshare loans purchased by SF-VII were acquired without recourse, except in the case of breaches of customary representations and warranties made in connection with the sale of the timeshare loans.  The Registrant continues to be responsible for servicing the timeshare loans pursuant to the terms of the Indenture and will receive a fee for its services.

The description of the Series 2010-A Notes contained herein is qualified in its entirety by reference to the Indenture, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

In connection with the matters described in Items 1.01 and 2.03 above, the Registrant issued a press release on June 8, 2010.  The information in this item (including Exhibit 99.1) and the exhibit referenced as Exhibit 99.1 in Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Exhibit
*10.1	Indenture dated as of June 1, 2010 between the Registrant, Silverleaf Finance VII, LLC, and Wells Fargo Bank, National Association
*10.2	Standard Definitions to Indenture
*10.3	Transfer Agreement dated as of June 1, 2010 between the Registrant and Silverleaf Finance VII, LLC
*10.4	Loan Sale Agreement dated as of June 1, 2010 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance VII, LLC
*99.1	Press Release issued by the Registrant on June 8, 2010 announcing the completion of a securitization through Silverleaf Finance VII, LLC.
______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 10, 2010	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	Indenture dated as of June 1, 2010 between the Registrant, Silverleaf Finance VII, LLC, and Wells Fargo Bank, National Association
*10.2	Standard Definitions to Indenture
*10.3	Transfer Agreement dated as of June 1, 2010 between the Registrant and Silverleaf Finance VII, LLC
*10.4	Loan Sale Agreement dated as of June 1, 2010 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance VII, LLC
*99.1	Press Release issued by the Registrant on June 8, 2010 announcing the completion of a securitization through Silverleaf Finance VII, LLC.
______________
* filed herewith